NON-INTEREST BEARING DEMAND PROMISSORY NOTE

AMOUNT: **CAD$4,000**

DATE: **August 5, 2008**

FOR VALUE RECEIVED, the undersigned promises to pay to the order of **DAVID STADNYK** the sum of **FOUR THOUSAND DOLLARS** (CAD$4,000). The principal of the loan is non-interest bearing and shall be fully and immediately payable UPON DEMAND of any holder thereof. Upon default in making payment within ten (10) days of demand, and provided this note is turned over for collection, the undersigned agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the Province of British Columbia. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

This promissory note may be assignable at the option of the holder without restriction.

NOTICE TO BORROWER: THIS IS A DEMAND NOTE AND SO MAY BE COLLECTED BY THE LENDER AT ANY TIME.

DOUBLE HALO RESOURCES INC.

Per: [signature]
Authorized Signatory

Name: Susan Shacker
Title: President & Chief Executive Officer

WITNESS

[signature]
Signature

DAVID JOHNSON
Name

109 - 1877 WEST 5TH AVE
VANCOUVER, BC V6J 1P5
Address